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                                                                   EXHIBIT 10.11

                AMENDMENT II TO VALUE ADDED RESELLER AGREEMENT
                ----------------------------------------------


     This AMENDMENT II TO VALUE ADDED RESELLER AGREEMENT (this "Amendment"), is executed this 7th day of January, 2000, to be effective as of December 20, 1999 (the "Effective Date"), by and between APPLIED VOICE RECOGNITION, INC., a Delaware corporation doing business as e-DOCS.net ("VAR"), and LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V., a Belgium company ("L&H").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, VAR and L&H executed that certain Value Added Reseller Agreement dated September 30, 1998 (the "Original VAR Agreement"), whereby L&H granted to VAR certain rights relating to dictation software programs relating to the medical field which were developed and licensed by L&H, which Original VAR Agreement was amended pursuant to the terms of that certain Amendment I to Value Added Reseller Agreement dated to be effective as of September 30, 1998 (the "First Amendment; the Original VAR Agreement and the First Amendment are hereinafter collectively referred to as the "VAR Agreement");

     WHEREAS, VAR and L&H desire to further amend the VAR Agreement to allow VAR to sell the Software (as defined in the VAR Agreement) directly to its customers without any additional development by VAR and to extend the term of such VAR Agreement;

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein and in the VAR Agreement, and other good and valuable consideration, the sufficiency of which are hereby acknowledged, VAR and L&H hereby agree to the following:

     1. CAPITALIZED TERMS. All capitalized terms used herein but not otherwise defined shall have the same meaning as set forth in the VAR Agreement.

     2.   GRANT OF LICENSE.

     (i) Section 3.1 of Article III: Grant of License is hereby deleted in its entirety and the following provision is inserted in its place:

          "3.1 In consideration for the payments made under this Agreement, L&H hereby grants to VAR and VAR accepts from L&H, a worldwide, non-exclusive, non-transferable license, subject to all applicable terms hereof, to sell, distribute or give to End Users copies of the Software and the Services Software in stand-alone form."

     (ii) ADDENDUM A to VAR agreement is hereby deleted in its entirety and replaced with ADDENDUM A attached hereto.

     (iii) ADDENDUM C to VAR Agreement paragraph 2 a) is amended to add:


                                       1
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     --------------------------------------------------------------------------
     Software                     SRP          VAR Discount        VAR Price
     --------------------------------------------------------------------------
                                                                   (royalty)
     --------------------------------------------------------------------------
     L&H Voice Xpress Medical    $799             50%               $399.50
     Specialty Edition
     --------------------------------------------------------------------------

     3. RELEASE OF OBLIGATIONS. Notwithstanding any terms or provisions in the VAR Agreement to the contrary, L&H hereby waives and releases all requirements of VAR to (i) incorporate the Software into VAR Products or (ii) develop VAR Products. All prohibitions in the VAR Agreement against sale or distribution of the Software or the Services Software not in connection with a VAR Product are hereby waived by L&H.

     4. TERM. The first sentence of Section 8.1 of the VAR Agreement shall be amended by deleting the reference to "December 31, 1999" and inserting in its place a reference to "December 31, 2000." From and after the Effective Date of this Agreement, all other references in the VAR Agreement to December 31, 1999 shall automatically be deemed to mean December 31, 2000.

     5. SERVICE FEES. Section 3(a)(i) of Addendum C to the VAR Agreement is hereby deleted in its entirety.

     6. NO FURTHER AMENDMENT; AGREEMENT CONTROLLING. Except as provided herein, all other terms and provisions of the VAR Agreement shall remain in full force and effect. To the extent that the terms of this Amendment conflict with the terms of the VAR Agreement, the terms and provisions of this Amendment shall control.

     7. GOVERNING LAW. This Amendment shall be governed by the laws of the State of Texas.

     8. SUCCESSOR AND ASSIGNS. The terms and provisions of this Amendment inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto.

                    [REST OF PAGE INTENTIONALLY LEFT BLANK]


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EXECUTED this 7th day of January, 2000, to be effective as of December 20,
1999.


                                    VAR:
                                    ---

                                    APPLIED VOICE RECOGNITION, INC., a Delaware corporation


                                    By: /s/ Timothy J. Connolly
                                        -------------------------------
                                        Timothy J. Connolly, Chairman of
                                        the Board

                                    L&H:
                                    ---

                                    LERNOUT & HAUSPIE SPEECH
                                    PRODUCTS, N.V., a Belgium company


                                    By:   /s/ Carl Dammekens
                                       -----------------------------
                                    Name:  Carl Dammekens
                                    Title: Senior Vice President Finance




                                Signature Page
                                      To
                Amendment II to Value Added Reseller Agreement

                                       3
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                                  ADDENDUM A

SOFTWARE FUNCTIONAL SPECIFICATION
---------------------------------

L&H Voice Express Medical Specialty Edition

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